EXHIBIT 99.1

PRESIDENTIAL REALTY CORPORATION
180 SOUTH BROADWAY
WHITE PLAINS, NEW YORK 10605
914-948-1300



                              FOR IMMEDIATE RELEASE
                             White Plains, New York
                                 August 10, 2004



Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.

Results of operations for the six months ended June 30, 2004:
-------------------------------------------------------------

The Company's net income for the six months ended June 30, 2004 was $3.26 per share compared to $.22 per share for the six months ended June 30, 2003.

Continuing Operations:

Income from continuing operations before net gain from sales of properties was $.06 per share for the 2004 period compared to $.10 per share for the 2003 period. Net gain from sales of properties was $.24 per share for each of the 2004 and 2003 periods. The gain in the 2004 period is from the sale of three cooperative apartments located in the New York metropolitan area. The 2003 period included the recognition of a $.23 per share deferred gain from the sale of our Overlook property in 1984 as a result of an $874,000 principal repayment received in 2003.

Discontinued Operations:

Income from discontinued operations before net gain from sales of discontinued operations for the 2004 period was $.00 per share compared to a loss of $.12 per share for the 2003 period. Net gain from sales of discontinued operations for the 2004 period was $2.96 per share compared to $.00 per share for the 2003 period. The gain in the 2004 period is from the sales of the Continental Gardens property ($2.90 per share) and the Preston Lake Apartments property ($.06 per share). The Company sold the Continental Gardens property for a sales price of $21,500,000 and recognized a gain of $11,008,000. Net proceeds from the sale were $12,126,000. The Company expects to utilize substantially all of the net sales proceeds to purchase one or more exchange properties pursuant to a tax-free exchange under Section 1031 of the Internal Revenue Code.

Funds from Operations:

Funds from operations, a measure which excludes net gain from sales of properties and eliminates the effect of depreciation, were $.14 per share for the 2004 period compared to $.17 per share for the 2003 period.






PRESIDENTIAL REALTY CORPORATION
180 SOUTH BROADWAY
WHITE PLAINS, NEW YORK 10605
914-948-1300
                                             FOR IMMEDIATE RELEASE
                                             White Plains, New York
                                                August 10, 2004




Results of operations for the three months ended June 30, 2004:
---------------------------------------------------------------

The Company's net income for the three months ended June 30, 2004 was $3.00 per share compared to $.01 per share for the three months ended June 30, 2003.

Continuing Operations:

Income from continuing operations before net gain from sales of properties was $.02 per share for the 2004 period compared to $.07 per share for the 2003 period.

Discontinued Operations:

Income from discontinued operations before net gain from sales of discontinued operations for the 2004 period was $.02 per share compared to a loss of $.06 per share for the 2003 period. Net gain from sales of discontinued operations for the 2004 period was $2.96 per share (as discussed above) compared to $.00 per share in the 2003 period.

Funds From Operations:

Funds from operations were $.08 per share for the 2004 period compared to $.10 per share for the 2003 period.

Dividend Declared:
------------------

The Company has announced that it has declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on September 30, 2004 to shareholders of record on September 10, 2004. The dividend represents a yield of 8.53% on the Class A shares and 8.48% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.







PRESIDENTIAL REALTY CORPORATION                          FOR IMMEDIATE RELEASE
180 SOUTH BROADWAY                                       White Plains, New York
WHITE PLAINS, NEW YORK 10605                                August 10, 2004
914-948-1300


                                                                                       RESULTS OF OPERATIONS
                                                                                           (Unaudited)
                                                                   SIX MONTHS ENDED                   THREE MONTHS ENDED
                                                                       JUNE 30,                             JUNE 30,
                                                               2004                2003               2004                2003
                                                               ----                ----               ----                ----
Gross revenues (excluding revenues from discontinued
  operations and net gain from sales of properties)            $3,609,000          $3,454,000         $1,775,000         $1,726,000
                                                         =================   =================   ================    ===============

Income before net gain from sales of properties                  $202,000            $361,000            $69,000           $234,000
Net gain from sales of properties                                 914,000             920,000                                11,000
                                                         -----------------   -----------------   ----------------    ---------------
Income from continuing operations                               1,116,000           1,281,000             69,000            245,000
                                                         -----------------   -----------------   ----------------    ---------------

Income (loss) from discontinued operations                         (1,000)           (442,000)            81,000           (224,000)
Net gain from sales of discontinued operations                 11,237,000                             11,237,000
                                                         -----------------   -----------------   ----------------    ---------------
Total income (loss) from discontinued operations               11,236,000            (442,000)        11,318,000           (224,000)
                                                         -----------------   -----------------   ----------------    ---------------

                                                         -----------------   -----------------   ----------------    ---------------
Net Income                                                    $12,352,000            $839,000        $11,387,000            $21,000
                                                         =================   =================   ================    ===============

Funds from operations:
Net Income                                                    $12,352,000            $839,000        $11,387,000            $21,000
Net gain from sales of properties                                (914,000)           (920,000)                              (11,000)
Net gain from sales of discontinued operations                (11,237,000)                           (11,237,000)
Depreciation and amortization                                     339,000             702,000            171,000            353,000
                                                         -----------------   -----------------   ----------------    ---------------
Funds from operations                                            $540,000            $621,000           $321,000           $363,000
                                                         =================   =================   ================    ===============

Per share of common stock (basic and diluted):
Income before net gain from sales of properties                     $0.06               $0.10              $0.02              $0.07
Net gain from sales of properties                                    0.24                0.24               0.00               0.00
                                                         -----------------   -----------------   ----------------    ---------------
Income from continuing operations                                    0.30                0.34               0.02               0.07
                                                         -----------------   -----------------   ----------------    ---------------

Income (loss) from discontinued operations                           0.00               (0.12)              0.02              (0.06)
Net gain from sales of discontinued operations                       2.96                0.00               2.96               0.00
                                                         -----------------   -----------------   ----------------    ---------------
Total income (loss) from discontinued operations                     2.96               (0.12)              2.98              (0.06)
                                                         -----------------   -----------------   ----------------    ---------------
Net Income per Common Share - basic                                 $3.26               $0.22              $3.00              $0.01
                                                         =================   =================   ================    ===============
                              - diluted                             $3.25               $0.22              $2.99              $0.01
                                                         =================   =================   ================    ===============

Funds from operations per share of common stock (basic and diluted):
Net Income                                                          $3.26               $0.22              $3.00              $0.01
Net gain from sales of properties                                   (0.24)              (0.24)              0.00               0.00
Net gain from sales of discontinued operations                      (2.96)               0.00              (2.96)              0.00
Depreciation and amortization                                        0.08                0.19               0.04               0.09
                                                         -----------------   -----------------   ----------------    ---------------
Funds from operations per common share - basic                      $0.14               $0.17              $0.08              $0.10
                                                         =================   =================   ================    ===============
                                          - diluted                  $0.14               $0.16              $0.08              $0.10
                                                         =================   =================   ================    ===============

Average shares outstanding - basic                              3,790,560           3,758,736          3,793,798          3,764,427
                                                         =================   =================   ================    ===============
                              - diluted                         3,798,256           3,769,356          3,802,456          3,775,774
                                                         =================   =================   ================    ===============

                                                         -----------------   -----------------   ----------------    ---------------
Cash distributions paid per common share                            $0.32               $0.32              $0.16              $0.16
                                                         =================   =================   ================    ===============


PRESIDENTIAL REALTY CORPORATION
180 SOUTH BROADWAY
WHITE PLAINS, NEW YORK 10605
914-948-1300





                                            FOR IMMEDIATE RELEASE
                                           White Plains, New York
                                               August 10, 2004









Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential and commercial properties; interest rate levels; the availability of financing and other risks associated with the development and acquisition of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Report on Form 10-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.










For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
At the above address and telephone number